CIT RV TRUST 1999-A
Cutoff Date: 6/30/2006

Geographic Distribution of Contracts (1)

State	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

Alabama	37	1.49%	$1,606,584.03	2.16%
Alaska	5	0.20%	427,766	0.58%
Arizona	116	4.68%	4,023,412	5.42%
Arkansas	62	2.50%	1,201,952	1.62%
California	340	13.72%	9,464,784	12.74%
Colorado	62	2.50%	2,024,370	2.73%
Connecticut	14	0.56%	263,220	0.35%
Delaware	5	0.20%	101,302	0.14%
District of Columbia	1	0.04%	53,766	0.07%
Florida	145	5.85%	6,086,173	8.19%
Georgia	52	2.10%	1,319,611	1.78%
Hawaii	2	0.08%	65,708	0.09%
Idaho	14	0.56%	640,924	0.86%
Illinois	68	2.74%	1,845,448	2.48%
Indiana	25	1.01%	581,095	0.78%
Iowa	9	0.36%	114,720	0.15%
Kansas	50	2.02%	1,028,106	1.38%
Kentucky	11	0.44%	313,605	0.42%
Louisiana	33	1.33%	964,074	1.30%
Maine	10	0.40%	196,940	0.27%
Maryland	26	1.05%	665,201	0.90%
Massachusetts	33	1.33%	797,034	1.07%
Michigan	22	0.89%	904,257	1.22%
Minnesota	16	0.65%	932,546	1.26%
Mississippi	28	1.13%	574,511	0.77%
Missouri	111	4.48%	3,096,454	4.17%
Montana	10	0.40%	272,783	0.37%
Nebraska	10	0.40%	284,946	0.38%
Nevada	42	1.69%	1,172,146	1.58%
New Hampshire	18	0.73%	699,392	0.94%
New Jersery	34	1.37%	1,108,666	1.49%
New Mexico	21	0.85%	630,063	0.85%
New York	71	2.87%	2,757,892	3.71%
North Carolina	52	2.10%	1,620,705	2.18%
North Dakota	2	0.08%	29,063	0.04%
Ohio	30	1.21%	1,117,231	1.50%
Oklahoma	105	4.24%	2,010,313	2.71%
Oregon	50	2.02%	1,971,314	2.65%
Other	1	0.04%	32,480	0.04%
Pennsylvania	42	1.69%	1,638,626	2.21%
Rhode Island	12	0.48%	322,739	0.43%
South Carolina	19	0.77%	352,445	0.47%
South Dakota	7	0.28%	421,692	0.57%
Tennessee	39	1.57%	1,264,256	1.70%
Texas	429	17.31%	10,675,041	14.37%
Utah	14	0.56%	658,124	0.89%
Vermont	7	0.28%	350,258	0.47%
Virginia	28	1.13%	929,366	1.25%
Washington	102	4.12%	3,709,033	4.99%
West Virginia	6	0.24%	90,566	0.12%
Wisconsin	20	0.81%	559,705	0.75%
Wyoming	10	0.40%	308,043	0.41%

	2,478	100.00%	$74,280,453.80	100.00%

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

RV 1999A - Final

CIT RV TRUST 1999-A
Cutoff Date: 6/30/2006

Range of Contract Rates

Range of Contract Rates	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

0.00% - 7.49% (1)	2	0.08%	$57,898.54	0.08%
7.50% - 7.99%	143	5.77%	11,123,108	14.97%
8.00% - 8.99%	622	25.10%	32,104,858	43.22%
9.00% - 9.99%	740	29.86%	18,163,312	24.45%
10.00% - 10.99%	443	17.88%	6,896,311	9.28%
11.00% - 11.99%	266	10.73%	3,274,344	4.41%
12.00% - 12.99%	136	5.49%	1,418,031	1.91%
13.00% - 13.99%	74	2.99%	742,832	1.00%
14.00% - 14.99%	34	1.37%	341,955	0.46%
15.00% - 15.99%	7	0.28%	65,518	0.09%
16.00% - 16.99%	4	0.16%	47,520	0.06%
17.00% - 17.99%	3	0.12%	16,807	0.02%
18.00% - 18.99%	3	0.12%	22,459	0.03%
20.00% - 20.99%	1	0.04%	5,503	0.01%

	2,478	100.00%	$74,280,454	100.00%

(1) Generally represents repossessed contracts or contracts subject to the Soldiers’ and Sailors’ Civil Relief Act.

Range of Remaining Maturities

Range of Remaining Maturities in Months	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

0 - 12 months	50	2.02%	$271,420	0.37%
13 - 24 months	51	2.06%	237,005	0.32%
25 - 36 months	359	14.49%	2,336,798	3.15%
37 - 48 months	100	4.04%	1,074,808	1.45%
49 - 60 months	571	23.04%	6,409,011	8.63%
61 - 72 months	58	2.34%	904,178	1.22%
73 - 84 months	116	4.68%	4,030,440	5.43%
85 - 96 months	909	36.68%	36,478,785	49.11%
97 - 108 months	52	2.10%	2,096,105	2.82%
109 - 120 months	15	0.61%	938,823	1.26%
121 - 132 months	4	0.16%	180,347	0.24%
133 - 144 months	19	0.77%	1,581,880	2.13%
145 - 156 months	174	7.02%	17,740,853	23.88%

	2,478	100.00%	$74,280,454	100.00%

RV 1999A - Final

CIT RV TRUST 1999-A
Cutoff Date: 6/30/2006

Collateral Type Distribution

Collateral Type	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

Motor Homes	1,314	53.03%	$59,969,386.54	80.73%
Fifth Wheel	537	21.67%	9,253,420	12.46%
Travel Trailer	562	22.68%	4,544,255	6.12%
Other	65	2.62%	513,392	0.69%

Total	2,478	100.00%	$74,280,454	100.00%

Delinquency Status Distribution

Delinquency Status	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

Current, including 1 to 29 days delinquent	2,250	90.80%	$65,989,431	88.84%
30 to 59 days	46	1.86%	1,134,424	1.53%
60 to 89 days	14	0.56%	442,916	0.60%
90 to 119 days	16	0.65%	352,459	0.47%
120 to 149 days	8	0.32%	83,532	0.11%
150 to 179 days	3	0.12%	35,837	0.05%
180+ days	37	1.49%	1,315,817	1.77%
Repossession Status	104	4.20%	4,926,037	6.63%

	2,478	100.00%	$74,280,454	100.00%

RV 1999A - Final

CIT RV TRUST 1999-A
Cutoff Date: 6/30/2006

Range of Principal Balance Outstanding

Principal Balance Type	Total Balance as of Cut-off Date	Minimum Balance as of Cut-off Date	Maximum Balance as of Cut-off Date	Average Balance as of Cut-off Date

Original	$114,952,819.11	$6,094.00	$304,790.11	$46,389.35
Current	$74,280,453.80	$8.94	$238,003.56	$29,975.97

New vs. Used Collateral Distribution

New vs. Used	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

New	1,592	64.25%	$52,058,170	70.08%
Used	886	35.75%	22,222,284	29.92%

	2,478	100.00%	$74,280,454	100.00%

Range of Credit Scores

Score Type	Minimum as of Origination Date	Maximum as of Origination Date	Weighted Average as of Origination Date

FICO	532	829	684
Custom	122	941	319

Minimum, Maximum and Weighted Average Distribution

Distribution Type	Minimum as of Cut-off Date	Maximum as of Cut-off Date	Weighted Average as of Cut-off Date

Contract Rate	0.00%	20.00%	8.57%
Original Term	84 months	241 months	190 months
Current Term	1 months	156 months	99.13

RV 1999A - Final